SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 23, 2003

HORIZON MEDICAL PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Georgia	001-15459	58-1882343
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

One Horizon Way
P.O. Box 627
Manchester, Georgia	31816
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 706-846-3126

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Signatures
EX-99.1/FINANCIAL RESULTS FOR FIRST QUARTER 2003
EX-99.2/LIPPERT HEILSHORN & ASSOCIATES, INC.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

     The following exhibits are filed herewith:

Exhibit No.		Description

99.1	-	Press Release of Horizon Medical Products, Inc., issued on April 23, 2003.
99.2	-	Transcript of Horizon Medical Products, Inc. conference call held on April 23, 2003

ITEM 9. REGULATION FD DISCLOSURE

     The information contained in this Item 9 is being furnished to the Securities and Exchange Commission (the “Commission”) pursuant to Item 12 of Form 8-K, “Disclosure of Results of Operations and Financial Condition,” as directed by the Commission in Release No. 34-47583.

     On April 23, 2003, Horizon Medical Products, Inc. (the “Registrant”) issued a press release announcing its results of operations for the first quarter in fiscal year 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Form 8-K. On April 23, 2003, the Registrant hosted a conference call relating to its results of operations for the first quarter in fiscal year 2003. The full transcript from this conference call is being furnished as Exhibit 99.2 to this Form 8-K.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2003

HORIZON MEDICAL PRODUCTS, INC.

	By:	/s/ Julie F. Lancaster Julie F. Lancaster Vice President - Finance